UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 23, 2023, Riverview Bancorp, Inc. (the “Company”) and Riverview Bank’s (the “Bank”) Boards of Directors voted to amend the Company’s and the Bank’s Bylaws to decrease the size of the board from eight (8) to seven (7) members. A copy of the Company’s amended and restated Bylaws are attached hereto as Exhibit 3.2.

Item 5.07  Submission of Matters to a Vote of Security Holders
(a)	The Annual Meeting of the Riverview Bancorp, Inc. (the “Company”) was held on August 23, 2023 (“Annual Meeting”).
(b)
There were a total of 21,118,084 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 15,104,850 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposal was submitted by the Board of Directors to a vote of stockholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors:

	FOR		WITHHELD		BROKER NON- VOTES
	No. of votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes
Bradley J. Carlson	14,222,053	94.16	882,797	5.84	-
Larry A. Hoff	14,921,949	98.79	182,901	1.21	-
Bess R. Wills	14,670,336	97.12	434,514	2.88	-

Based on the votes set forth above, Messrs. Carlson and Hoff and Ms. Wills were duly elected to serve as directors of the Company for a three-year term expiring at the annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified.

The terms of Directors Gerald L. Nies, Patricia W. Eby, Stacey A. Graham and Valerie Moreno continued.

(c) None.

Proposal 2. An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non-Vote
12,763,080	84.5	1,553,516	10.3	788,254	5.2	-
Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by stockholders.

Proposal 3. An advisory (non-binding) vote to approve on how often stockholders shall vote on executive compensation.  This proposal received the following votes:

1 Year	Percentage of shares present	2 Year	Percentage of shares present	3 Year	Percentage of shares present	Abstain	Percentage of shares present
12,156,423	80.5	209,881	1.4	2,198,222	14.6	540,324	3.5
Based on the votes set forth above, the results of how often stockholders shall vote on executive compensation was approved for a frequency of 1 year.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.2     Amended and Restated Bylaws of Riverview Bancorp, Inc.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: August 24, 2023	/s/ David Lam
David Lam Executive Vice President and Chief Financial Officer (Principal Financial Officer)